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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 27, 2004

BUTLER MANUFACTURING COMPANY
(Exact name of registrant as specified in its charter)

DELAWARE	001-12335	44-0188420
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1540 Genessee Street
P.O. BOX 419917
Kansas City, Missouri 64102
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (816) 968-3000

Item 5.  Other Events.

        On April 27, 2004, Butler Manufacturing Company ("Butler") issued a press release announcing that the stockholders of Butler approved the merger with BSL Acquisition Corporation, a Delaware corporation and an indirect wholly-owned subsidiary of BlueScope Steel Limited, a corporation organized under the laws of Australia. The press release is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits.

99.1	Press Release, dated April 27, 2004.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 27, 2004	BUTLER MANUFACTURING COMPANY
/s/ Larry C. Miller
	By:	Larry C. Miller
	Its:	Vice President—Finance and Chief Financial Officer
/s/ John W. Huey
	By:	John W. Huey
	Its:	Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated April 27, 2004.

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SIGNATURE
EXHIBIT INDEX